Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of December 31, 2013

Corporate Overview
Brookdale Senior Living Inc. ("Brookdale") is a leading owner and operator of senior living communities throughout the United States.  The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents.  As of December 31, 2013, the Company operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 649 communities in 36 states and the ability to serve approximately 67,000 residents.  Through Brookdale Ancillary Services, the Company also offers a range of outpatient therapy, home health and hospice services, primarily to residents of its communities.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Communities		Number of Units		Percentage of Q4 2013 Resident and Management Fees	Percentage of Q4 2013 Facility Operating Income	Percentage of FY 2013 Resident and Management Fees	Percentage of FY 2013 Facility Operating Income
Owned	225		23,283		42.3%	42.1%	42.2%	41.5%
Leased	329		25,819		46.8%	50.0%	47.1%	49.7%
Brookdale Ancillary Services	N/	A	N/	A	9.6%	4.3%	9.5%	5.2%
Managed	95		17,422		1.3%	3.6%	1.2%	3.6%
Total	649		66,524		100.0%	100.0%	100.0%	100.0%

Operating Type - By Segment
Retirement Centers	76		14,549		20.7%	25.8%	20.7%	25.4%
Assisted Living	438		22,176		41.5%	44.8%	41.3%	44.6%
CCRCs - Rental	26		6,504		15.3%	12.2%	15.6%	12.5%
CCRCs - Entry Fee	14		5,873		11.6%	9.3%	11.7%	8.7%
Brookdale Ancillary Services	N/	A	N/	A	9.6%	4.3%	9.5%	5.2%
Management Services	95		17,422		1.3%	3.6%	1.2%	3.6%
Total	649		66,524		100.0%	100.0%	100.0%	100.0%

CFFO Per Share

($ except where indicated)	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year(1)	Q1	Q2	Q3	Q4	Full Year(1)
Reported CFFO	$0.45	$0.51	$0.50	$0.50	$1.96	$0.55	$0.58	$0.57	$0.68	$2.38
Add: integration, transaction-related and EMR roll-out costs	0.03	0.06	0.04	0.06	0.19	0.02	0.03	0.04	0.03	0.12
Adjusted CFFO	$0.48	$0.57	$0.54	$0.56	$2.15	$0.57	$0.61	$0.61	$0.71	$2.50

Weighted average shares (000's)	121,145	121,708	122,493	122,608		122,823	123,405	124,128	124,308
Period end outstanding shares (excluding unvested restricted shares) (000's)	121,197	122,474	122,575	122,738		123,040	124,061	124,285	124,354

(1) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdaleliving.com

Note: See accompanying fourth quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Segment Operating Information
As of December 31, 2013

Senior Housing Operating Information
	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Retirement Centers
Number of communities (period end)	76	76	76	76	76	76	76	76	76	76
Total average units(1)	14,452	14,451	14,445	14,433	14,445	14,429	14,429	14,444	14,454	14,439
Weighted average unit occupancy	88.8%	88.8%	89.1%	89.7%	89.1%	89.5%	89.4%	90.2%	90.1%	89.8%
Senior Housing average monthly revenue per unit(2)	$3,235	$3,268	$3,275	$3,276	$3,263	$3,328	$3,362	$3,408	$3,426	$3,381

Assisted Living
Number of communities (period end)	434	434	434	433	433	431	432	432	438	438
Total average units(1)	21,635	21,637	21,652	21,577	21,625	21,556	21,499	21,513	22,149	21,679
Weighted average unit occupancy	88.5%	88.6%	89.1%	89.7%	88.9%	89.1%	89.4%	90.0%	90.1%	89.7%
Senior Housing average monthly revenue per unit(2)	$4,379	$4,390	$4,393	$4,401	$4,390	$4,523	$4,519	$4,518	$4,480	$4,510

CCRCs - Rental
Number of communities (period end)	26	27	27	27	27	27	27	27	26	26
Total average units(1)	6,626	6,659	6,691	6,691	6,667	6,687	6,684	6,687	6,617	6,669
Weighted average unit occupancy	86.5%	85.8%	85.8%	87.0%	86.3%	87.6%	86.2%	86.7%	86.8%	86.8%
Senior Housing average monthly revenue per unit(2)	$5,536	$5,561	$5,619	$5,639	$5,588	$5,709	$5,649	$5,759	$5,742	$5,715

CCRCs - Entry Fee
Number of communities (period end)	14	14	14	14	14	14	14	14	14	14
Total average units(1)	5,171	5,199	5,221	5,249	5,210	5,281	5,295	5,308	5,329	5,303
Weighted average unit occupancy	83.7%	83.4%	83.4%	84.1%	83.7%	84.6%	83.8%	84.1%	84.3%	84.2%
Senior Housing average monthly revenue per unit(2)	$5,055	$4,963	$4,975	$4,921	$4,978	$5,011	$5,025	$4,994	$5,023	$5,013

Senior Housing Totals
Number of communities (period end)	550	551	551	550	550	548	549	549	554	554
Total average units(1)	47,884	47,946	48,009	47,950	47,947	47,953	47,907	47,952	48,549	48,090
Weighted average unit occupancy	87.8%	87.7%	88.0%	88.7%	88.0%	88.5%	88.3%	89.0%	89.0%	88.7%
Senior Housing average monthly revenue per unit(2)	$4,257	$4,266	$4,279	$4,282	$4,271	$4,375	$4,373	$4,397	$4,387	$4,383

Management Services
Number of communities (period end)	96	96	97	97	97	101	101	102	95	95
Total average units(1)	18,253	18,144	18,081	18,141	18,155	18,114	18,310	18,291	17,618	18,083
Weighted average occupancy	84.3%	84.0%	84.3%	85.4%	84.5%	84.9%	84.9%	85.7%	86.1%	85.4%
Average monthly revenue per unit(2)	$3,373	$3,369	$3,386	$3,399	$3,382	$3,460	$3,505	$3,499	$3,588	$3,512

Brookdale Ancillary Services Operating Information
	FY 2012				FY 2013
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Brookdale Ancillary Services
Brookdale units served:
Outpatient Therapy consolidated	35,909	36,844	38,016	37,961	38,017	38,075	38,253	38,308
Home Health consolidated	32,655	31,944	32,650	32,242	32,389	32,864	33,940	33,894
Outpatient Therapy non-consolidated	9,685	9,861	12,540	13,448	13,502	14,177	14,733	14,017
Home Health non-consolidated	4,735	10,667	12,597	13,569	13,326	13,232	13,601	12,884
Total Brookdale units served:
Outpatient Therapy	45,594	46,705	50,556	51,409	51,519	52,252	52,986	52,325
Home Health	37,390	42,611	45,247	45,811	45,715	46,096	47,541	46,778

Outpatient Therapy treatment codes	907,816	957,364	939,241	762,233	821,308	840,076	818,758	844,987
Home Health average census	3,448	3,554	3,651	4,187	4,289	4,366	4,574	4,762

(1)	Total average units operated represent the average units operated during the period, excluding equity homes.
(2)
Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of December 31, 2013

Senior Housing Operating Information

	FY 2012				FY 2013
	Q1	Q2	Q3	Q4 (1)	Q1	Q2	Q3 (2)	Q4

Owned Properties
Number of communities (period end)	209	210	210	221	219	220	220	225
Total average units(3)	21,281	21,350	21,425	22,243	22,243	22,153	22,190	22,754
Weighted average unit occupancy	87.2%	87.4%	87.6%	89.0%	88.8%	88.7%	89.1%	89.2%
Senior Housing average monthly revenue per unit(4)	$4,302	$4,297	$4,318	$4,323	$4,416	$4,416	$4,438	$4,402

Leased Properties with Bargain Purchase Options
Number of communities (period end)	18	18	18	9	9	9	9	9
Total average units(3)	3,263	3,263	3,261	2,948	2,949	2,945	2,944	2,943
Weighted average unit occupancy	88.4%	87.6%	88.0%	88.3%	88.2%	88.0%	88.6%	88.5%
Senior Housing average monthly revenue per unit(4)	$3,878	$3,874	$3,903	$3,802	$3,891	$3,896	$3,929	$4,001

Leased Properties with Fair Market Value Purchase Options
Number of communities (period end)	77	77	77	74	74	74	75	75
Total average units(3)	3,929	3,927	3,927	3,364	3,364	3,364	3,413	3,438
Weighted average unit occupancy	91.1%	91.2%	92.0%	91.8%	90.8%	90.6%	90.9%	90.9%
Senior Housing average monthly revenue per unit(4)	$4,384	$4,423	$4,482	$4,549	$4,675	$4,638	$4,645	$4,637

Leased Properties without Purchase Options
Number of communities (period end)	246	246	246	246	246	246	245	245
Total average units(3)	19,411	19,406	19,396	19,395	19,397	19,445	19,405	19,414
Weighted average unit occupancy	87.6%	87.3%	87.6%	87.9%	87.9%	87.6%	88.5%	88.6%
Senior Housing average monthly revenue per unit(4)	$4,241	$4,264	$4,256	$4,256	$4,344	$4,348	$4,381	$4,377

Senior Housing Totals
Number of communities (period end)	550	551	551	550	548	549	549	554
Total average units(3)	47,884	47,946	48,009	47,950	47,953	47,907	47,952	48,549
Weighted average unit occupancy	87.8%	87.7%	88.0%	88.7%	88.5%	88.3%	89.0%	89.0%
Senior Housing average monthly revenue per unit(4)	$4,257	$4,266	$4,279	$4,282	$4,375	$4,373	$4,397	$4,387

(1)
During the three months ended December 31, 2012, the Company acquired the underlying real estate interest in 12 communities that the Company previously leased.  The results of operations of the previously leased communities are included within Owned Properties beginning in the fourth quarter of FY 2012.  Prior quarters have not been recast.

(2)
During the three months ended September 30, 2013, the Company amended a lease agreement for one community and, in connection therewith, obtained a fair market value purchase option. The results of operations of the community are included within Leased Properties with Fair Market Value Purchase Options beginning in the third quarter of FY 2013.  Prior quarters have not been recast.

(3)	Total average units operated represent the average units operated during the period, excluding equity homes.

(4)
Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Segment Financial Data
As of December 31, 2013

Financial Data
($ in 000s)

Retirement Centers	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	124,512	125,813	126,401	127,176	503,902	128,922	130,170	133,272	133,920	526,284
Expenses	73,521	73,138	75,679	75,979	298,317	75,588	75,993	76,452	75,969	304,002
Segment Operating Income	50,991	52,675	50,722	51,197	205,585	53,334	54,177	56,820	57,951	222,282
Segment Operating Margin	41.0%	41.9%	40.1%	40.3%	40.8%	41.4%	41.6%	42.6%	43.3%	42.2%

Assisted Living	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	251,352	252,399	254,179	255,407	1,013,337	260,615	260,497	262,524	268,232	1,051,868
Expenses	160,789	162,233	163,017	166,114	652,153	164,330	164,316	165,774	167,770	662,190
Segment Operating Income	90,563	90,166	91,162	89,293	361,184	96,285	96,181	96,750	100,462	389,678
Segment Operating Margin	36.0%	35.7%	35.9%	35.0%	35.6%	36.9%	36.9%	36.9%	37.5%	37.0%

CCRCs - Rental	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	95,112	95,258	96,681	98,428	385,479	100,327	97,562	100,076	99,010	396,975
Expenses	67,093	68,494	71,581	72,248	279,416	71,250	71,995	73,063	71,641	287,949
Segment Operating Income	28,019	26,764	25,100	26,180	106,063	29,077	25,567	27,013	27,369	109,026
Segment Operating Margin	29.5%	28.1%	26.0%	26.6%	27.5%	29.0%	26.2%	27.0%	27.6%	27.5%

CCRCs - Entry Fee	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	71,719	70,858	71,413	71,711	285,701	74,308	74,016	74,110	75,322	297,756
Expenses	54,914	55,341	56,249	57,792	224,296	54,737	56,244	55,892	54,490	221,363
Segment Operating Income	16,805	15,517	15,164	13,919	61,405	19,571	17,772	18,218	20,832	76,393
Segment Operating Margin	23.4%	21.9%	21.2%	19.4%	21.5%	26.3%	24.0%	24.6%	27.7%	25.7%

Bridge to Cash Basis for CCRCs - Entry Fee segment
Revenue	71,719	70,858	71,413	71,711	285,701	74,308	74,016	74,110	75,322	297,756
Less: revenue amortization (non-cash)	(6,066)	(6,310)	(6,459)	(6,527)	(25,362)	(7,133)	(7,032)	(7,013)	(7,831)	(29,009)
Add: net entrance fees (cash)	6,887	14,265	19,108	15,089	55,349	7,553	16,422	11,370	21,661	57,006
Adjusted revenue	72,540	78,813	84,062	80,273	315,688	74,728	83,406	78,467	89,152	325,753
Expenses	54,914	55,341	56,249	57,792	224,296	54,737	56,244	55,892	54,490	221,363
Adjusted Segment Operating Income	17,626	23,472	27,813	22,481	91,392	19,991	27,162	22,575	34,662	104,390
Adjusted Segment Operating Margin	24.3%	29.8%	33.1%	28.0%	29.0%	26.8%	32.6%	28.8%	38.9%	32.0%

Total Senior Housing	FY 2012					FY 2013
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	542,695	544,328	548,674	552,722	2,188,419	564,172	562,245	569,982	576,484	2,272,883
Expenses	356,317	359,206	366,526	372,133	1,454,182	365,905	368,548	371,181	369,870	1,475,504
Operating Income	186,378	185,122	182,148	180,589	734,237	198,267	193,697	198,801	206,614	797,379
Operating Margin	34.3%	34.0%	33.2%	32.7%	33.6%	35.1%	34.5%	34.9%	35.8%	35.1%
G&A Allocation (1)	22,751	20,876	21,402	20,374	85,403	25,526	23,224	22,647	24,658	96,055
G&A Allocation as a % of revenue	4.2%	3.8%	3.9%	3.7%	3.9%	4.5%	4.1%	4.0%	4.3%	4.2%
Adjusted Operating Income	163,627	164,246	160,746	160,215	648,834	172,741	170,473	176,154	181,956	701,324
Adjusted Operating Margin	30.2%	30.2%	29.3%	29.0%	29.6%	30.6%	30.3%	30.9%	31.6%	30.9%

Brookdale Senior Living Inc.
Segment Financial Data
As of December 31, 2013

Financial Data (continued)
($ in 000s)

Brookdale Ancillary Services	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	53,854	57,722	56,856	56,085	224,517	60,198	58,693	61,162	62,097	242,150
Expenses	42,452	44,309	44,941	45,035	176,737	47,098	47,479	49,398	52,466	196,441
Segment Operating Income	11,402	13,413	11,915	11,050	47,780	13,100	11,214	11,764	9,631	45,709
Segment Operating Margin	21.2%	23.2%	21.0%	19.7%	21.3%	21.8%	19.1%	19.2%	15.5%	18.9%
G&A Allocation (1)	5,954	5,453	5,467	5,358	22,232	6,055	6,005	5,516	5,806	23,382
G&A Allocation as a % of revenue	11.1%	9.4%	9.6%	9.6%	9.9%	10.1%	10.2%	9.0%	9.3%	9.7%
Adjusted Segment Operating Income	5,448	7,960	6,448	5,692	25,548	7,045	5,209	6,248	3,825	22,327
Adjusted Segment Operating Margin	10.1%	13.8%	11.3%	10.1%	11.4%	11.7%	8.9%	10.2%	6.2%	9.2%

Total Senior Housing and Brookdale Ancillary Services
	FY 2012					FY 2013
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	596,549	602,050	605,530	608,807	2,412,936	624,370	620,938	631,144	638,581	2,515,033
Expenses	398,769	403,515	411,467	417,168	1,630,919	413,003	416,027	420,579	422,336	1,671,945
Operating Income	197,780	198,535	194,063	191,639	782,017	211,367	204,911	210,565	216,245	843,088
Operating Margin	33.2%	33.0%	32.0%	31.5%	32.4%	33.9%	33.0%	33.4%	33.9%	33.5%
G&A Allocation (1)	28,705	26,329	26,869	25,732	107,635	31,581	29,229	28,163	30,464	119,437
G&A Allocation as a % of revenue	4.8%	4.4%	4.4%	4.2%	4.5%	5.1%	4.7%	4.5%	4.8%	4.7%
Adjusted Operating Income	169,075	172,206	167,194	165,907	674,382	179,786	175,682	182,402	185,781	723,651
Adjusted Operating Margin	28.3%	28.6%	27.6%	27.3%	27.9%	28.8%	28.3%	28.9%	29.1%	28.8%

Management Services	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue (Management Fees)	7,444	7,499	7,407	8,436	30,786	7,609	7,744	7,622	8,150	31,125
Expenses (G&A Allocation) (1)	5,929	5,325	5,644	5,311	22,209	6,031	6,192	6,106	6,334	24,663
Segment Operating Income	1,515	2,174	1,763	3,125	8,577	1,578	1,552	1,516	1,816	6,462
Segment Operating Margin	20.4%	29.0%	23.8%	37.0%	27.9%	20.7%	20.0%	19.9%	22.3%	20.8%

Total Senior Housing, Brookdale Ancillary and Management Services
	FY 2012					FY 2013
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	603,993	609,549	612,937	617,243	2,443,722	631,979	628,682	638,766	646,731	2,546,158
Expenses	398,769	403,515	411,467	417,168	1,630,919	413,003	416,027	420,579	422,336	1,671,945
Operating Income	205,224	206,034	201,470	200,075	812,803	218,976	212,655	218,187	224,395	874,213
Operating Margin	34.0%	33.8%	32.9%	32.4%	33.3%	34.6%	33.8%	34.2%	34.7%	34.3%
G&A Allocation (1)	34,634	31,654	32,513	31,043	129,844	37,612	35,421	34,269	36,798	144,100
G&A Allocation as a % of revenue	5.7%	5.2%	5.3%	5.0%	5.3%	6.0%	5.6%	5.4%	5.7%	5.7%
Adjusted Operating Income	170,590	174,380	168,957	169,032	682,959	181,364	177,234	183,918	187,597	730,113
Adjusted Operating Margin	28.2%	28.6%	27.6%	27.4%	27.9%	28.7%	28.2%	28.8%	29.0%	28.7%

(1) Excludes non-cash stock-based compensation expense and integration, transaction-related and EMR roll-out costs.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of December 31, 2013

Financial Data
($ in 000s)

Owned Properties	FY 2012					FY 2013
	Q1	Q2	Q3	Q4 (1)	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	243,302	244,720	247,473	260,980	996,475	266,322	265,139	267,922	273,439	1,072,822
Expenses	163,822	165,862	171,356	177,350	678,390	175,672	176,623	178,382	178,941	709,618
Segment Operating Income	79,480	78,858	76,117	83,630	318,085	90,650	88,516	89,540	94,498	363,204
Segment Operating Margin	32.7%	32.2%	30.8%	32.0%	31.9%	34.0%	33.4%	33.4%	34.6%	33.9%

Bridge to Cash Basis for CCRCs - Entry Fee
Revenue	243,302	244,720	247,473	260,980	996,475	266,322	265,139	267,922	273,439	1,072,822
Less: revenue amortization (non-cash)	(3,692)	(4,208)	(4,294)	(4,265)	(16,459)	(4,664)	(4,821)	(4,660)	(5,404)	(19,549)
Add: net entrance fees (cash)	5,802	10,487	14,234	11,481	42,004	5,449	10,936	8,014	13,694	38,093
Adjusted revenue	245,412	250,999	257,413	268,196	1,022,020	267,107	271,254	271,276	281,729	1,091,366
Expenses	163,822	165,862	171,356	177,350	678,390	175,672	176,623	178,382	178,941	709,618
Adjusted Segment Operating Income	81,590	85,137	86,057	90,846	343,630	91,435	94,631	92,894	102,788	381,748
Adjusted Segment Operating Margin	33.2%	33.9%	33.4%	33.9%	33.6%	34.2%	34.9%	34.2%	36.5%	35.0%

Leased Properties with Bargain Purchase Options
	FY 2012					FY 2013
	Q1	Q2	Q3	Q4 (1)	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	35,394	34,853	35,362	31,494	137,103	32,254	32,096	32,667	33,177	130,194
Expenses	23,287	23,433	24,264	21,334	92,318	20,766	21,308	21,230	21,518	84,822
Segment Operating Income	12,107	11,420	11,098	10,160	44,785	11,488	10,788	11,437	11,659	45,372
Segment Operating Margin	34.2%	32.8%	31.4%	32.3%	32.7%	35.6%	33.6%	35.0%	35.1%	34.8%

Leased Properties with Fair Market Value Purchase Options
	FY 2012					FY 2013
	Q1	Q2	Q3	Q4 (1)	Full Year	Q1	Q2	Q3 (2)	Q4	Full Year
Revenue	47,104	47,534	48,560	42,140	185,338	42,842	42,408	43,235	43,474	171,959
Expenses	29,974	30,192	28,999	27,443	116,608	26,940	27,011	27,228	27,293	108,472
Segment Operating Income	17,130	17,342	19,561	14,697	68,730	15,902	15,397	16,007	16,181	63,487
Segment Operating Margin	36.4%	36.5%	40.3%	34.9%	37.1%	37.1%	36.3%	37.0%	37.2%	36.9%

Leased Properties without Purchase Options
	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3 (2)	Q4	Full Year
Revenue	216,895	217,221	217,279	218,108	869,503	222,754	222,602	226,158	226,394	897,908
Expenses	139,234	139,719	141,907	146,006	566,866	142,527	143,606	144,341	142,118	572,592
Segment Operating Income	77,661	77,502	75,372	72,102	302,637	80,227	78,996	81,817	84,276	325,316
Segment Operating Margin	35.8%	35.7%	34.7%	33.1%	34.8%	36.0%	35.5%	36.2%	37.2%	36.2%

Total Senior Housing	FY 2012					FY 2013
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	542,695	544,328	548,674	552,722	2,188,419	564,172	562,245	569,982	576,484	2,272,883
Expenses	356,317	359,206	366,526	372,133	1,454,182	365,905	368,548	371,181	369,870	1,475,504
Operating Income	186,378	185,122	182,148	180,589	734,237	198,267	193,697	198,801	206,614	797,379
Operating Margin	34.3%	34.0%	33.2%	32.7%	33.6%	35.1%	34.5%	34.9%	35.8%	35.1%

(1)  During the three months ended December 31, 2012, the Company acquired the underlying real estate interest in 12 communities that the Company previously leased.  The results of operations of the previously leased communities are included within Owned Properties beginning in the fourth quarter of FY 2012.  Prior quarters have not been recast.

(2)  During the three months ended September 30, 2013, the Company amended a lease agreement for one community and, in connection therewith, obtained a fair market value purchase option. The results of operations of the community are included within Leased Properties with Fair Market Value Purchase Options beginning in the third quarter of FY 2013.  Prior quarters have not been recast.

Brookdale Senior Living Inc.
Same Community and Capital Expenditure Information
As of December 31, 2013

Same Community Information
($ in 000s, except Avg. Mo. Revenue/Unit)	Senior Housing			Senior Housing
	Three Months Ended December 31,			Year Ended December 31,
	2013	2012	% Change	2013	2012	% Change
Revenue	$527,736	$512,769	2.9%	$2,094,416	$2,026,393	3.4%
Operating Expense	345,588	350,802	-1.5%	1,383,293	1,367,445	1.2%
Facility Operating Income	$182,148	$161,967	12.5%	$711,123	$658,948	7.9%
Facility Operating Margin	34.5%	31.6%	2.9%	34.0%	32.5%	1.5%

# Communities	524	524		523	523
Avg. Period Occupancy	89.0%	88.6%	0.4%	88.8%	88.0%	0.8%
Avg. Mo. Revenue/Unit	$4,423	$4,315	2.5%	$4,406	$4,301	2.4%

	Brookdale Ancillary Services			Brookdale Ancillary Services
	Three Months Ended December 31,			Year Ended December 31,
	2013	2012	% Change	2013	2012	% Change
Revenue	$32,580	$33,533	-2.8%	$113,868	$126,081	-9.7%
Operating Expense	27,090	26,672	1.6%	92,174	98,417	-6.3%
Facility Operating Income	$5,490	$6,861	-20.0%	$21,694	$27,664	-21.6%
Facility Operating Margin	16.9%	20.5%	-3.6%	19.1%	21.9%	-2.8%

# Units served (1)	26,821	26,821		24,187	24,187

(1) Units are included in same store calculation where either the therapy or home health, whichever came later, has stabilized or produced revenue for twenty-four months.

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended December 31,
Type	2013	2012
Recurring	$10,786	$10,668
Reimbursements	-	(500)
Net Recurring	10,786	10,168
Corporate (2)	3,282	7,377
EBITDA-enhancing / Major Projects (3)	50,598	22,979
Program Max / Development, net (4)	17,119	12,328
Net Total Capital Expenditures (5)	$81,785	$52,852

(2) Corporate includes capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.
(3) Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects.
(4)  Includes community expansions and major repositioning or upgrade projects.  Also includes de novo community developments.  Amounts shown are amounts invested, net of third party lender or lessor funding received of $14.2 million and $3.7 million for the three months ended December 31, 2013 and 2012, respectively.

(5)  Approximately $11.2 million and $11.6 million of expense was recognized during the three months ended December 31, 2013 and 2012, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of December 31, 2013
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Maturities
	Mortgage	weighted	Line of	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	Leases	rate (2)	Debt

2014	$168,591	5.40%	$-	-	$33,363	8.28%	$201,954
2015	26,333	3.99%	-	-	34,400	8.30%	60,733
2016	58,478	4.55%	-	-	29,772	8.39%	88,250
2017	358,721	5.30%	-	-	61,251	8.15%	419,972
2018	777,085	3.41%	30,000	3.75%	24,169	8.51%	831,254
Thereafter	917,546	3.67%	-	-	116,869	7.89%	1,034,415
Total	$2,306,754	3.99%	$30,000	3.75%	$299,824	8.14%	$2,636,578

Coverage Ratios

	Year ended December 31, 2013
				Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned communities	23,283	$382,544	$316,233	$96,131	3.3x
Leased communities *	25,819	$456,044	$381,595	$317,625	1.2x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Year ended December 31,
	2013	2012
Scheduled debt amortization	$50,425	$44,866
Lease financing debt amortization - FMV or no purchase option (3)	13,927	12,120
Lease financing debt amortization - bargain purchase option	17,244	14,470
Total debt amortization	$81,596	$71,456

Line Availability

($000s)	12/31/12	03/31/13	06/30/13	09/30/13	12/31/13

Total line commitment	$230,000	$230,000	$250,000	$250,000	$250,000

Line availability (6)	$191,436	$198,563	$225,331	$238,565	$250,000
Ending line balance	80,000	45,000	70,000	45,000	30,000
Available to draw	$111,436	$153,563	$155,331	$193,565	$220,000
Cash and cash equivalents	69,240	28,242	30,946	42,690	58,511
Total liquidity (available to draw + cash)	$180,676	$181,805	$186,277	$236,255	$278,511

Total letters of credit outstanding	$78,112	$77,952	$75,031	$71,762	$72,464

Leverage Ratios

		Annualized
	Balance	Leverage
Debt (1)	$2,306,754
Capital leases	299,824
Total Debt	$2,606,578	5.6x

Plus: Line of credit (cash borrowings)	30,000
Less: Unrestricted cash	(58,511)
Subtotal	$2,578,067	5.6x

2013 Adjusted EBITDA	$463,219

Annual cash lease expense multiplied by 8	2,228,032
Total adjusted debt	$4,806,099	6.5x

2013 Adjusted EBITDAR	$741,723

Debt Structure

		Weighted
	Balance	rate (2)
Fixed rate debt (1)	$1,356,224	4.82%
Variable rate debt (1)	950,530	2.74%
Capital leases	299,824	8.14%
Line of credit (cash borrowings)	30,000	3.75%
Total debt	$2,636,578

	Balance	% of total
Variable rate debt with interest rate swaps (1) (4)	$26,973	2.8%
Variable rate debt with interest rate caps (1) (5)	696,570	73.3%
Variable rate debt - unhedged (1)	226,987	23.9%
Total variable rate debt (1)	$950,530	100.0%

(1) Includes mortgage debt and convertible notes, but excludes capital leases and line of credit.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) Payments are included in CFFO.
(4) Weighted swap rate for stated reporting period is 5.49%.
(5) Weighted cap rate for stated reporting period of 4.69% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(6) The actual amount available to borrow under the line may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

Brookdale Senior Living Inc.
CFFO Reconciliation
As of December 31, 2013

CFFO Calculation
($ in 000s)

	Three Months Ended December 31,
	2013	2012

Net cash provided by operating activities (includes non-refundable entrance fees)	$117,046	$82,991
Changes in operating assets and liabilities (eliminates cash flow effect)	(27,473)	(14,772)
Add: Refundable entrance fees received	18,875	13,088
Less: Entrance fee refunds disbursed	(10,821)	(7,801)
Less: Recurring capital expenditures, net	(10,786)	(10,168)
Less: Lease financing debt amortization with fair market value or no purchase options	(3,594)	(3,132)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	(602)	(72)
Add: CFFO from unconsolidated ventures	1,825	1,279
Cash From Facility Operations	$84,470	$61,413

Add: Integration, transaction-related and EMR roll-out costs	4,078	7,249
Adjusted Cash From Facility Operations	$88,548	$68,662

Revenue Reconciliation (1)
($ in 000s except average monthly revenue per quarter)
	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	4,257	4,266	4,279	4,282	4,271	4,375	4,373	4,397	4,387	4,383
Average monthly units (excluding equity homes) available	47,858	47,935	47,998	47,935	47,959	47,956	47,929	47,953	48,548	48,097
Average occupancy for the quarter	87.8%	87.7%	88.0%	88.7%	88.0%	88.5%	88.3%	89.0%	89.0%	88.7%
Senior Housing resident fee revenue	$536,629	$538,018	$542,215	$546,195	$2,163,057	$557,039	$555,213	$562,969	$568,653	$2,243,874

Add: Brookdale Ancillary Services segment revenue	53,854	57,722	56,856	56,085	224,517	60,198	58,693	61,162	62,097	242,150
Add: management fee revenue	7,444	7,499	7,407	8,436	30,786	7,609	7,744	7,622	8,150	31,125
Total revenues excluding entrance fee amortization	$597,927	$603,239	$606,478	$610,716	$2,418,360	$624,846	$621,650	$631,753	$638,900	$2,517,149

CFFO Reconciliation to the Income Statement

Resident and management fee revenue	$603,993	$609,549	$612,937	$617,243	$2,443,722	$631,979	$628,682	$638,766	$646,731	$2,546,158
Less: Entrance fee amortization	(6,066)	(6,310)	(6,459)	(6,527)	(25,362)	(7,133)	(7,032)	(7,013)	(7,831)	(29,009)
Adjusted revenues	597,927	603,239	606,478	610,716	2,418,360	624,846	621,650	631,753	638,900	2,517,149

Less: Facility operating expenses	(398,769)	(403,515)	(411,467)	(417,168)	(1,630,919)	(413,003)	(416,027)	(420,579)	(422,336)	(1,671,945)
Add: Change in future service obligation	-	-	-	2,188	2,188	-	-	-	(1,917)	(1,917)
Adjusted facility operating expenses	(398,769)	(403,515)	(411,467)	(414,980)	(1,628,731)	(413,003)	(416,027)	(420,579)	(424,253)	(1,673,862)

Less: G&A including non-cash stock-based compensation expense	(44,973)	(46,071)	(43,158)	(44,627)	(178,829)	(46,611)	(46,035)	(45,824)	(46,078)	(184,548)
Add: G&A non-cash stock-based compensation expense	6,435	6,729	6,021	6,335	25,520	6,894	6,988	6,894	5,202	25,978
Net G&A	(38,538)	(39,342)	(37,137)	(38,292)	(153,309)	(39,717)	(39,047)	(38,930)	(40,876)	(158,570)

Less: Facility lease expense	(71,445)	(70,628)	(71,167)	(70,785)	(284,025)	(69,019)	(68,777)	(69,232)	(69,701)	(276,729)
Add: Straight-line lease expense	1,642	1,564	2,118	1,344	6,668	748	684	818	347	2,597
Less: Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)
Net lease expense	(70,896)	(70,157)	(70,142)	(70,534)	(281,729)	(69,364)	(69,186)	(69,507)	(70,447)	(278,504)

Add: Entrance fee receipts	14,989	19,694	25,132	22,890	82,705	16,873	23,878	19,098	32,482	92,331
Less: Entrance fee disbursements	(8,102)	(5,429)	(6,024)	(7,801)	(27,356)	(9,320)	(7,456)	(7,728)	(10,821)	(35,325)
Net entrance fees	6,887	14,265	19,108	15,089	55,349	7,553	16,422	11,370	21,661	57,006

Adjusted EBITDA	96,611	104,490	106,840	101,999	409,940	110,315	113,812	114,107	124,985	463,219

Less: Recurring capital expenditures, net	(8,064)	(8,599)	(11,475)	(10,168)	(38,306)	(9,324)	(10,664)	(12,127)	(10,786)	(42,901)
Less: Interest expense, net	(31,198)	(31,739)	(31,586)	(29,803)	(124,326)	(30,668)	(29,591)	(29,170)	(30,557)	(119,986)
Less: Lease financing debt amortization with fair market value or no purchase options	(2,929)	(2,993)	(3,066)	(3,132)	(12,120)	(3,371)	(3,444)	(3,518)	(3,594)	(13,927)
Add: CFFO from unconsolidated ventures	1,228	1,310	1,559	1,279	5,376	1,958	2,099	1,922	1,825	7,804
Less: Other	(1,062)	(990)	(792)	1,238	(1,606)	(1,068)	(1,060)	(655)	2,597	(186)

Reported CFFO	$54,586	$61,479	$61,480	$61,413	$238,958	$67,842	$71,152	$70,559	$84,470	$294,023

Add: integration, transaction-related and EMR roll-out costs	3,904	7,688	4,624	7,249	23,465	2,105	3,626	4,661	4,078	14,470
Adjusted CFFO	$58,490	$69,167	$66,104	$68,662	$262,423	$69,947	$74,778	$75,220	$88,548	$308,493

CFFO Per Share

($ except where indicated)	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year(2)	Q1	Q2	Q3	Q4	Full Year(2)
Reported CFFO	$0.45	$0.51	$0.50	$0.50	$1.96	$0.55	$0.58	$0.57	$0.68	$2.38
Add: integration, transaction-related and EMR roll-out costs	0.03	0.06	0.04	0.06	0.19	0.02	0.03	0.04	0.03	0.12
Adjusted CFFO	$0.48	$0.57	$0.54	$0.56	$2.15	$0.57	$0.61	$0.61	$0.71	$2.50

Shares used in calculation of CFFO (000's)	121,145	121,708	122,493	122,608		122,823	123,405	124,128	124,308

(1) Revenue excludes reimbursed costs incurred on behalf of managed communities.
(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Note:  CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure.  CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of December 31, 2013

Cash Basis ($ in 000's except average resale and refund)

	FY 2012				FY 2013
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
# Closings	94	106	147	121	91	128	100	130
# of Refunds	92	62	66	79	87	88	86	103

Resale Receipts:
Proceeds from non-refundable entrance fees (1)	7,000	10,377	12,926	9,802	9,237	12,124	9,223	13,607
Proceeds from refundable entrance fees (2)	7,989	9,317	12,206	13,088	7,636	11,754	9,875	18,875
Total Cash Proceeds	14,989	19,694	25,132	22,890	16,873	23,878	19,098	32,482
Refunds of entrance fees (3)	(8,102)	(5,429)	(6,024)	(7,801)	(9,320)	(7,456)	(7,728)	(10,821)
Net Resale Cash Flow	6,887	14,265	19,108	15,089	7,553	16,422	11,370	21,661

MyChoice proceeds included in refundable resale receipts above	2,363	3,602	2,466	4,881	1,768	4,041	3,205	10,008

Average Resale $ (excluding MyChoice proceeds)	134,319	151,811	154,190	148,835	165,989	154,977	158,930	172,877
Average Refund $ (excluding MyChoice refunds)	(84,283)	(77,500)	(87,273)	(95,025)	(98,540)	(80,773)	(86,372)	(94,621)

Value of Unsold Inventory ($ in 000's except average resale price)
Gross Value @ Average Resale Price of $155,000	91,915
Refund Attachments	(13,876)
Net Cash Value	78,039

Income Statement Impact ($ in 000's)
On Brookdale's income statement, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident. The following are the non-cash amortized non-refundable entrance fees for each quarter:

	FY 2012				FY 2013
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Amortization of entrance fees (incl. gains on terminations)	(6,066)	(6,310)	(6,459)	(6,527)	(7,133)	(7,032)	(7,013)	(7,831)

Principles of Entry Fee Accounting
Certain of Brookdale's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits.  Brookdale has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for the unit and the amount of health care benefit in the community's various levels of care.  The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation.  The refundable portion of a resident's entrance fee is generally refundable within a certain time period following contract termination or in certain agreements, upon the resale of a comparable unit or 12 months after the resident vacates the unit and is not amortized.

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue.
(2) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes MyChoice proceeds).
(3) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of December 31, 2013
($ in 000s)

Cash Flow Statements

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2013
Cash Flows from Operating Activities
Net (loss) income	$(10,544)	$(19,015)	$(12,216)	$(24,692)	$(66,467)	$3,558	$(5,200)	$(967)	$(975)	$(3,584)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Loss on extinguishment of debt	221	-	-	-	221	-	893	53	319	1,265
Depreciation and amortization	67,817	68,147	67,419	66,979	270,362	69,228	71,602	72,744	72,237	285,811
Asset impairment	1,083	7,246	-	19,348	27,677	-	2,154	504	10,233	12,891
Equity in (earnings) loss of unconsolidated ventures	(99)	61	249	3,277	3,488	(115)	(445)	(431)	(493)	(1,484)
Distributions from unconsolidated ventures from cumulative share of net earnings	206	809	420	72	1,507	668	773	648	602	2,691
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)
Amortization of entrance fees	(6,066)	(6,310)	(6,459)	(6,527)	(25,362)	(7,133)	(7,032)	(7,013)	(7,831)	(29,009)
Proceeds from deferred entrance fee revenue	7,000	10,377	12,926	9,802	40,105	9,237	12,124	9,223	13,607	44,191
Deferred income tax benefit	(135)	(169)	(131)	(90)	(525)	-	-	-	(183)	(183)
Change in deferred lease liability	1,642	1,564	2,118	1,344	6,668	748	684	818	347	2,597
Change in fair value of derivatives and amortization	233	278	(140)	(7)	364	(135)	(1,836)	1,377	(386)	(980)
Loss (gain) on sale of assets	114	58	73	87	332	(926)	24	26	(96)	(972)
Loss on acquisition	636	-	-	-	636	-	-	-	-	-
Gain on facility lease termination	(2,780)	-	-	(8,804)	(11,584)	-	-	-	-	-
Change in future service obligation	-	-	-	2,188	2,188	-	-	-	(1,917)	(1,917)
Non-cash stock-based compensation	6,435	6,729	6,021	6,335	25,520	6,894	6,988	6,894	5,202	25,978
Other	-	-	(487)	-	(487)	-	-	-	-	-
Changes in operating assets and liabilities:
Accounts receivable, net	(5,317)	(3,484)	709	4,677	(3,415)	(9,064)	1,736	(2,154)	4,033	(5,449)
Prepaid expenses and other assets, net	(1,681)	7,622	(2,793)	5,539	8,687	9,140	(12,679)	734	10,288	7,483
Accounts payable and accrued expenses	(23,705)	14,410	17,352	(3,203)	4,854	(10,871)	12,926	18,540	13,242	33,837
Tenant refundable fees and security deposits	(442)	(675)	(439)	9	(1,547)	(335)	(258)	(235)	36	(792)
Deferred revenue	12,168	(3,701)	(4,098)	7,750	12,119	(5,316)	(1,018)	4,579	(126)	(1,881)
Net cash provided by operating activities	45,693	82,854	79,431	82,991	290,969	64,485	80,343	104,247	117,046	366,121
Cash Flows from Investing Activities
(Increase) decrease in lease security deposits and lease acquisition deposits, net	(2,217)	(4,119)	(431)	(1,232)	(7,999)	(1,952)	(1,066)	972	(5)	(2,051)
Decrease (increase) in cash and escrow deposits — restricted	8,442	(3,038)	(7,806)	(2,408)	(4,810)	826	2,195	(537)	8,242	10,726
Purchase of marketable securities — restricted	(761)	(341)	(351)	(104)	(1,557)	-	-	-	-	-
Sale of marketable securities — restricted	-	-	-	35,124	35,124	-	-	-	-	-
Additions to property, plant and equipment and leasehold intangibles, net	(41,533)	(50,433)	(59,415)	(57,031)	(208,412)	(51,614)	(48,677)	(61,231)	(96,005)	(257,527)
Acquisition of assets, net of related payables and cash received	(104,984)	(4,975)	(1,349)	(161,215)	(272,523)	(2)	(4,833)	(2,559)	(27,292)	(34,686)
(Issuance of) payment on notes receivable, net	(439)	-	(152)	722	131	(17)	(47)	159	73	168
Investment in unconsolidated ventures	-	(571)	-	(4,797)	(5,368)	(5,843)	(2,149)	(9,180)	-	(17,172)
Distributions received from unconsolidated ventures	100	84	72	94	350	-	-	100	1,500	1,600
Proceeds from sale of assets, net	-	325	-	8,918	9,243	440	7,114	-	26,582	34,136
Other	-	-	487	-	487	-	-	-	-	-
Net cash used in investing activities	(141,392)	(63,068)	(68,945)	(181,929)	(455,334)	(58,162)	(47,463)	(72,276)	(86,905)	(264,806)
Cash Flows from Financing Activities
Proceeds from debt	175,838	17,178	591	178,684	372,291	8,955	418,667	170,230	65,082	662,934
Repayment of debt and capital lease obligations	(86,068)	(32,585)	(18,304)	(54,878)	(191,835)	(17,707)	(470,825)	(163,209)	(72,392)	(724,133)
Proceeds from line of credit	130,000	75,000	75,000	95,000	375,000	105,000	85,000	130,000	105,000	425,000
Repayment of line of credit	(110,000)	(85,000)	(70,000)	(95,000)	(360,000)	(140,000)	(60,000)	(155,000)	(120,000)	(475,000)
Payment of financing costs, net of related payables	(2,378)	(336)	(96)	(2,753)	(5,563)	(2,200)	(5,695)	(3,299)	(382)	(11,576)
Refundable entrance fees:
Proceeds from refundable entrance fees	7,989	9,317	12,206	13,088	42,600	7,636	11,754	9,875	18,875	48,140
Refunds of entrance fees	(8,102)	(5,429)	(6,024)	(7,801)	(27,356)	(9,320)	(7,456)	(7,728)	(10,821)	(35,325)
Cash portion of loss on extinguishment of debt	(118)	-	-	-	(118)	-	(453)	(49)	-	(502)
Purchase of derivatives and payment of swap termination	(99)	(1,190)	-	(619)	(1,908)	-	(1,489)	(1,374)	-	(2,863)
Other	(86)	(178)	(31)	(47)	(342)	315	321	327	318	1,281
Net cash provided by (used in) financing activities	106,976	(23,223)	(6,658)	125,674	202,769	(47,321)	(30,176)	(20,227)	(14,320)	(112,044)
Net increase (decrease) in cash and cash equivalents	11,277	(3,437)	3,828	26,736	38,404	(40,998)	2,704	11,744	15,821	(10,729)
Cash and cash equivalents at beginning of period	30,836	42,113	38,676	42,504	30,836	69,240	28,242	30,946	42,690	69,240
Cash and cash equivalents at end of period	$42,113	$38,676	$42,504	$69,240	$69,240	$28,242	$30,946	$42,690	$58,511	$58,511